UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 2, 2005

                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

As previously reported, on June 2, 2005, Barrett Business Services, Inc. ("BBSI"), dismissed its previous independent accountants, PricewaterhouseCoopers LLP ("PwC"), and engaged Moss Adams LLP ("Moss Adams") as BBSI's new principal independent registered public accounting firm to audit its financial statements. The Audit Committee of BBSI's Board of Directors directed the review process and made the final decision to dismiss PwC and engage Moss Adams.

The reports of PwC on BBSI's financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2003 and 2004, and the subsequent interim period through June 2, 2005, BBSI had no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report on BBSI's financial statements for such fiscal years, other than a matter relating to BBSI's financial statements for the fiscal year ended December 31, 2004. This issue related to the effect of an accounting principle on the reporting of assets and liabilities relating to workers' compensation claims that are insured by BBSI's prior excess workers' compensation insurance carrier, and was resolved to PwC's satisfaction by BBSI's presentation of its accrued liabilities for certain insured workers' compensation claims on a gross basis on its balance sheets, along with a corresponding receivable from its insurer. The Audit Committee discussed this issue with BBSI's management and with PwC. It is BBSI's management's view that, in analyzing whether the application of a longstanding accounting principle required a change in the presentation of workers' compensation liabilities and receivables on BBSI's balance sheets, its initial viewpoint differed from that of PwC, following which BBSI acceded to PwC's conclusions. BBSI's decision to engage new independent accountants to audit its financial statements did not result directly from this issue.

During the period from January 1, 2003 through June 2, 2005, no "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission, occurred with respect to BBSI.

BBSI has authorized PwC to respond fully to the inquiries of Moss Adams concerning the matters described above.

A copy of a letter dated June 14, 2005, addressed to the Securities and Exchange Commission from PwC stating that it agrees with the above statements concerning PwC (other than making no comment whatsoever regarding whether BBSI's decision to engage new independent accountants to audit its financial statements did not result directly from the disagreement described above), is included with this Form 8-K/A as Exhibit 16.1.

During the period from January 1, 2003 through June 2, 2005, BBSI did not consult with Moss Adams regarding (1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to BBSI's financial statements or (3) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

      16.1  Letter  from   PricewaterhouseCoopers  LLP  to  the  Securities  and
            Exchange Commission dated June 14, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BARRETT BUSINESS SERVICES, INC.



Dated:  June 15, 2005               By: Michael D. Mulholland
                                        --------------------------------------
                                        Michael D. Mulholland
                                        Vice President - Finance